UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

MILLENNIUM INVESTMENT & ACQUISITION COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
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	4.	Date Filed:

MILLENNIUM INVESTMENT & ACQUISITION COMPANY, INC.

(formerly known as MILLENNIUM INDIA ACQUISITION COMPANY, INC.)

301 Winding Road

Old Bethpage, NY 11804

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held September 28, 2020

To our Stockholders:

The Annual Meeting of Stockholders of Millennium Investment & Acquisition Company, Inc. (“MILC” or the “Company”) will be held at 301 Winding Road, Old Bethpage NY 11804 on Monday, September 28, 2020, at 10:00 AM local time, for the following purposes:

1.	To approve a change in the nature of the Company’s business to cease to be a registered Investment Company pursuant to the Investment Company Act of 1940, as amended, and deregister as a registered investment company with the Securities and Exchange Commission (the “SEC”);
2.	To elect the three (3) individual nominees named in the accompanying Proxy Statement to serve as the members of the Company’s Board of Directors (the “Board”) until the next meeting of stockholders of the Company or until such directors’ respective successors are duly elected and qualified.
3.	To ratify the appointment of Tait, Weller & Baker LLPas the Company’s independent registered public accounting firm.
4.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

These items are more fully described in the accompanying proxy statement. This proxy statement and the accompanying notice of annual meeting and form of proxy card are first being mailed to shareholders on or about _________________. The Company’s annual report on Form N-CSR for the year ended December 31, 2019, which includes the Company’s financial statements as of and for the year ended December 31, 2019, is being mailed with these materials. The Company’s annual report on Form N-CSRS for the six months ended June 30, 2020, which includes the Company’s financial statements as of and for the six months ended June 30, 2020, is being mailed with these materials.

The Board has fixed the close of business on August 21, 2020 as the record date for the determination of shareholders entitled to notice of and to vote at the 2020 annual meeting and any adjournments thereof. Shareholders of record can vote their common shares by using the Internet or telephone. Instructions for using these convenient services are set forth in the enclosed materials. You also may vote your common shares by marking your votes on the enclosed white proxy card, signing and dating it and mailing it in the enclosed envelope. The list of the stockholders of record as of the record date will be made available for inspection at the 2020 annual meeting and will also be available for inspection for the ten days preceding the meeting at the Company’s offices located at 301 Winding Road, Old Bethpage, NY 11804.

Your vote is important. Please vote by using the Internet or telephone, or by marking, signing, dating and returning the enclosed white proxy card.

/s/ David H. Lesser
David H. Lesser
Chairman, CEO, Secretary and Treasurer
New York, New York

WE NEED YOUR VOTE

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR STOCKHOLDING. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF MILC WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED AT THE MEETING, IN PERSON OR BY PROXY. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLING US TO HOLD OUR MEETING AS SCHEDULED AND AVOID THE COSTS OF ADJOURNING AND RESCHEDULING. WE URGE YOU TO RETURN YOUR PROXY CARD PROMPTLY, OR VOTE PROMPTLY BY TELEPHONE OR ELECTRONIC MEANS TO THE EXTENT THOSE OPTIONS ARE MADE AVAILABLE ON YOUR PROXY CARD, IF YOU WILL NOT BE ATTENDING THE ANNUAL MEETING OF STOCKHOLDERS IN PERSON WITH ALL THE AUTHORIZATIONS YOU MAY NEED IN ORDER TO VOTE YOUR STOCK IN PERSON.

IMPORTANT NOTICE CONCERNING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON September 28, 2020:

The Company’s 2020 proxy materials and annual report on Form N-CSR for the year ended December 31, 2019 will be mailed on or about _______, 2020 and are available at www.proxyvote.com.

MILLENNIUM INVESTMENT & ACQUISITION COMPANY, INC.

PROXY STATEMENT

301 Winding Road

Old Bethpage, NY 11804

ANNUAL MEETING OF STOCKHOLDERS

To be held September 28, 2020

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Millennium Investment & Acquisition Company, Inc. (“MILC” or the “Company”) to be used at the 2020 annual meeting of stockholders of the Company to be held on Monday, September 28, 2020, at 10:00 AM local time (including as it may be adjourned from time to time, the “Meeting”), at 301 Winding Road, Old Bethpage NY 11804 for the purposes set forth in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement.

Stockholders of record at the close of business on August 21, 2020 (the “Proxy Record Date”) will be entitled to receive notice of, be present at and vote at the Meeting. Stockholders are entitled to one vote for each Company share held.

It is essential that stockholders complete, date, sign and return the proxy card or voting instructions they receive in connection with this Proxy Statement. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Company entitled to vote at the meeting. As of August 21, 2020 (the record date), there were 10,959,814 shares of the Company’s common stock outstanding and entitled to vote.

Definitive forms of this proxy statement and the accompanying proxy card are first being sent to stockholders on or about _______, 2020. Our Annual Report on Form N-CSR for the year ended December 31, 2019, which includes our financial statements as of and for the year ended December 31, 2019, is being mailed with these materials. They are also being made available to our shareholders online, and are accessible through www.proxyvote.com.

The principal executive office of the Company is located at 301 Winding Road, Old Bethpage, New York 11804. Copies of the Company’s most recent annual, semi-annual reports and other reports are available upon request, without charge, by writing to the Company or by calling (212) 750-0371. This proxy statement and copies of the Company’s most recent annual, semi-annual reports and other publicly filed reports are also available at https://www.sec.gov.

QUESTIONS & ANSWERS REGARDING PROPOSAL 1

While we strongly encourage you to read the full text of this Proxy Statement, we also are providing the following brief overview of the proposals in “Question and Answer” format. If you have any questions about the proposals or how to vote your shares, please call (212) 750-0371 or email ir@millinvestment.com.

Question: Who can vote at the 2020 annual meeting?

A:	Only stockholders of record at the close of business on August 21, 2020, or the record date, will be entitled to vote at the 2020 annual meeting. On the record date, there were 10,959,814 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on August 21, 2020 your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. We urge you to fill out and return the enclosed proxy card or submit a proxy on the internet or telephone as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 21, 2020 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2020 annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Question: What items of business will be voted on at the 2020 Annual Meeting?

A:	The three (3) items of business scheduled to be voted on at the 2020 annual meeting are: (1) to approve a change in the nature of the Company’s business to cease to be a registered Investment Company pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), and deregister as a registered investment company with the Securities and Exchange Commission (the “SEC”); (2) the election of our directors named herein; and (3) the ratification of Tait, Weller & Baker, LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2020.

Question: How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote your shares (1) FOR the approval of the change in the nature of the Company’s business to cease to be a registered Investment Company pursuant to the 1940 Act; (2) FOR the three (3) nominees for director named herein for election to the Board; and (3) FOR the ratification of the appointment of Tait, Weller & Baker, LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2020.

Question: How will the nature of Company’s business change if Proposal 1 is adopted?

A:	The Company proposes to change the nature of its business to cease to be a registered Investment Company (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) and de-register as a registered investment company with the Securities and Exchange Commission (the “SEC”) but will continue as an operating company engaged in its current business.

Question: Why is the Board recommending the Company change the nature of its business to cease to be a registered Investment Company under the 1940Aact?

A:	The Board believes that the current structure as a registered Investment Company under the 1940 Act is no longer appropriate based on its current assets and operating strategy, which no longer seeks to invest at least 80% of the value of the Company’s net assets and borrowings in equity securities of companies operating in India, and includes plans to continue to strategically exit its position in SMC Global (acquired in 2008) and invest in operating businesses.

Question: If Proposal 1 is approved, what will the Company do to effect the proposal?

A:	Since less than 40% of the value of the Company’s total assets (exclusive of government securities and cash) constitutes “investment securities” (as defined in Section 3(a) of the 1940 Act), the Company will file an application to deregister as an investment company under the 1940 Act. Once the SEC has issued an order declaring that the Company has ceased to be an investment company (“Deregistration Order”), the Company will become an operating company for the purposes of the 1940 Act.

Question: Will the approval of Proposal 1 affect the Company’s investment objectives?

A:	Until the SEC issues a Deregistration Order, the Company will continue to be governed by the 1940 Act. After the Company de-registers, it will no longer be subject to its current fundamental investment objective or policies and will no longer be governed by the 1940 Act. The de-registration will not impact the Company’s investment objective of seeking to create long-term shareholder value.

Question: Will the management of the business of the Company change if Proposal 1 is approved?

A:	There will be no change with respect to the management of the Company if Proposal 1 is approved and the Company de-registers as a registered Investment Company under the 1940 Act. The Company will continue to be managed by its a Board of Directors and its current sole officer – David H. Lesser (Chairman and Chief Executive Officer).

Question: Will the Company’s expenses increase by the affected by the proposed changes?

A:	The Company does not anticipate any material increase in expenses as a result of the proposed changes. There will be some nominal savings associated with the elimination of a bonding requirement for a Company that is a registered Investment Company under the 1940 Act.

Question: What are the tax consequences of effecting Proposal 1?

A:	The Company expects there should be no tax consequences if Proposal 1 is approved and the Company de-registers as a registered Investment Company under the 1940 Act.

Question: What will happen if shareholders do not approve Proposal 1?

A:	If Proposal 1 is not approved, the Company will not deregister under the 1940 Act and will continue to operate as a closed-end investment company and will retain its current fundamental investment objective, fundamental policies and restrictions.

Question: How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each share of common stock you own as of August 21, 2020.

Question:	What happens if I do not vote?

A:       Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1 and 2 without your instructions, but may vote your shares on Proposal 3 even in the absence of your instruction.

Question: What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, ) FOR the approval of the change in the nature of the Company’s business to cease to be a registered Investment Company pursuant to the 1940 Act; (2) FOR the three (3) nominees for director named herein for election to the Board; and (3) FOR the ratification of the appointment of Tait, Weller & Baker LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2020. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Question:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the final vote at the 2020 annual meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Millennium Investment & Acquisition Company, Inc., 301 Winding Road, Old Bethpage, NY 11804; (2) submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the 2020 annual meeting and voting in person. Attendance at the 2020 annual meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker or bank.

Question: Who can help answer my questions?

A:	If you have any questions about the 2020 annual meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact the Corporate Secretary, Millennium Investment & Acquisition Company, Inc., 301 Winding Road, Old Bethpage, NY 11804, or by phone at (212) 750-0371.

Question:	How are votes counted?

A:

With respect to Proposal 1 and Proposal 3, you may vote FOR, AGAINST, or ABSTAIN. On these proposals, if you ABSTAIN, it has the same effect as a vote AGAINST.

In Proposal 2, the election of directors, you may vote FOR all of the three (3) nominees for director named herein or you may direct your vote to be WITHHELD with respect to any of the three (3) nominees.

If you provide specific instructions, your shares will be voted as you instruct.

Question: What is a quorum and why is it necessary?

A:	Conducting business at the meeting requires a quorum. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote on August 21, 2020 are present at the 2020 annual meeting in person or by proxy. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the 2020 annual meeting. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you are a beneficial owner and do not provide voting instructions, your shares will not be voted on proposals on which brokers do not have discretionary authority. This is called a “broker non-vote.” Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairperson of the meeting or the stockholders entitled to vote at the meeting present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Question: What is the voting requirement to approve each of the proposals?

A:

To be approved, Proposal 1 (the approval of the change in the nature of the Company’s business to cease to be a registered Investment Company pursuant to the 1940 Act), must receive the affirmative vote from the lesser of (a) 67% of the Company’s outstanding voting securities present at the Meeting, if the holders of more than 50% of the Company’s outstanding voting securities are present in person or represented by proxy, or (b) more than 50% of the Company’s outstanding voting securities on the record date. Accordingly, abstentions and broker non-votes on this proposal will have the same effect as a vote against the proposal.

For Proposal 2 (the election of directors), the three (3) persons named herein receiving the highest number of FOR votes (from the holders of votes of shares present in person or represented by proxy at the 2020 annual meeting and entitled to vote on the election of directors) will be elected. Only votes FOR or WITHHELD will affect the outcome. Abstentions and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 3 (ratification of the appointment of Tait, Weller & Baker LLP, as our independent registered public accounting firm for the year ending December 31, 2020), must receive the affirmative vote from the holders of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the 2020 Annual Meeting. Accordingly, abstentions on this proposal will have the same effect as a vote against the proposal. Broker non-votes (although none are expected to exist in connection with Proposal 3 since this is a routine matter for which brokers have discretion to vote if beneficial owners do not provide voting instructions) will have no effect on this proposal. Proposal 3 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board of Directors or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2020 annual meeting is Proposal 3. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for Proposal 1 or how to vote for a director in Proposal 2 your broker may not exercise discretion and may not vote your shares on that proposal.

For purposes of Proposal 2, broker non-votes are not considered to be “votes cast” at the meeting and the shares represented by broker non-votes are not “entitled to vote” on those matters. As such, a broker non-vote will not be counted as a vote FOR or WITHHELD with respect to a director in Proposal 2; and, therefore, will have no effect on the outcome of the vote on any such proposal. Abstentions will be counted in determining the total number of shares present in person or represented by proxy and entitled to vote on each of the proposals and will therefore have the effect of a vote AGAINST Proposal 1 and Proposal 3, and will have no effect on the outcome of the vote on Proposal 2.

We encourage you to vote FOR Proposal 1, FOR each of the nominees named in Proposal 2, and FOR Proposal 3.

Question: What should I do if I receive more than one proxy statement?

A:	You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Question: Where can I find the voting results of the 2020 Annual Meeting?

A:	We intend to announce preliminary voting results at the 2020 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2020 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2020 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Question: What happens if additional matters are presented at the 2020 Annual Meeting?

A:	Other than the three (3) items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2020 Annual Meeting. If you grant a proxy, the persons named as proxy holders, David H. Lesser, our Chief Executive Officer, and Susan Hollander will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Question: How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our common stock that is issued and outstanding as of the close of business on August 21, 2020, the record date, is entitled to be voted on all items being voted on at the 2020 Annual Meeting, with each share being entitled to one vote on each matter. As of the record date, August 21, 2020, 10,959,814 shares of common stock were issued and outstanding.

Question: Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Question: Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

SMC GLOBAL UPDATE

Over the past several years, the Company has made significant progress towards monetizing its investment in SMC Global Securities Limited (“SMC”). The following chart provides a history of the sales of SMC stock:

Date	Shares	Net Proceeds	Price per Share

Sale on 12/12/13	1,131,345	$1,376,890	$1.22

Sale on 11/19/15	1,131,345	2,139,011	1.89

Sale on 4/19/16	100,000	123,159	1.23
Sale on 5 6 16	200,000	246,578	1.23
Sale on 8 14 16	300,000	367,949	1.23
Sale on 11 25 16	300,000	368,775	1.23

Sale on 2/17/17	250,000	301,753	1.21
Sale on 3/28/17	250,000	314,952	1.26
Sale on 6/1/17	300,000	381,570	1.27
Sale on 10/2/17	200,000	250,180	1.25
Sale on 11/13/17	200,000	250,316	1.25

Sale on 1/24/19	200,000	287,673	1.44
Sale on 2/19/19	200,000	288,442	1.44
Sale on 3/29/19	900,000	1,337,338	1.49
Sale on 7/5/19	200,000	299,057	1.50
Sale on 10/1/19	600,000	632,683	1.05
Sale on 12/10/19	300,000	317,510	1.06

Sale on 6/30/20	300,000	238,026	0.79

Total	7,062,690	$9,521,862	$1.35

As previously disclosed, we have an ongoing Right to Sell agreement pursuant to which MILC has a right to sell 100,000 shares of SMC back to the “promoter group” of SMC until SMC completes a qualified public offering and listing on a primary stock exchange in India. We continue to press for these closings in a timely manner and as of December 31, 2019 there is no arrearage. There is no way to assure that we will be successful in keeping these sales current.

Unfortunately, as you can see in the chart above, the price per share has been declining and we expect this trend to continue based on SMC’s recent financial performance combined with reduced valuations for financial services companies in India. As of June 30, 2020, MILC owns 8,804,690 shares of SMC which we are currently valuing at $4,875,412 which translates to $0.55 per SMC share.

MHC INVESTMENT

Regarding our Activated Carbon plant in Hawaii, as previously disclosed, Millennium HI Carbon, LLC (“MHC”), the Fund’s wholly owned subsidiary, has restored all production equipment and necessary support systems to operation. To date, MHC has completed 31 trial run campaigns and have produced over 60 tons of activated carbon. This process has allowed MHC to gain significant operational experience as it continues to work towards commercial operation. The process has been iterative where MHC operates the plant for a couple of days to produce Activated Carbon and then performs laboratory testing. At this point MHC has produced some very high-grade material that we expect would be attractive to ultracapacitor manufacturers and command a premium price. Unfortunately, MHC has also experienced significant variations in the quality of the material produced which is not workable. Producing consistent quality activated carbon with a high electrical storage capacity remains MHC’s objective.

During 2019, MHC concluded that the existing carbonization reactor intended to remove volatile material and produce char for activation was the culprit causing the inconsistent results. MHC has been working to evaluate several alternative approaches. MHC has also made efforts to reduce overhead and cash drain while it prepares for implementing the plan which is being developed. MHC continues to work towards finalizing a plan to produce a consistent and reliable output of high-grade activated carbon for energy storage applications. In addition, MHC is currently pursuing a pilot plant for a novel technology to produce Activated Carbon from industrial waste streams and that can also produce the high-grade activated carbon for energy storage applications based on using a commercially available feedstock. We hope to have an update on the progress of this endeavor later this year.

The following is a summary of the MILC’s Portfolio of investments as of June 30, 2020:

	Shares	Value
India — 31.88%
Financials —31.88%
Private placement -31.88%
SMC Global Securities LTD (cost $25,905,057) (2)	8,804,690	$4,875,412

United States —55.17%
Materials —55.17%
Controlled Investment
Millennium HI Carbon, LLC (cost $6,683,791) (1)	N/A	6,683,791
Secured Loan - Millennium HI Carbon, LLC (cost $1,754,626) (1)		1,754,626

Total Investments —87.05% (cost $34,343,474)		13,313,829

Cash and other assets, less liabilities —12.95%		1,981,207

NET ASSETS - 100.00%		$15,295,036

Notes:

(1) Represents a controlled investment based on greater than 10% ownership as of June 30, 2020

(2) Affiliate

PROPOSAL 1:

APPROVAL TO DE-REGISTER AS A REGULATED COMPANY UNDER THE 1940 ACT.

The Board recommends to shareholders that the nature of the Company’s business be changed from a Registered Investment Company, which is regulated under the 1940 Act and de-register as a registered investment company with the Securities and Exchange Commission (the “SEC”) and to instead continue its current operations in the carbon industry. The Company intends to continue to sell its position in SMC Global and continue to focus on opportunities in the Activated Carbon industry and possibly expand to other investment opportunities. As such, the Company believes that it is appropriate to De-Register.

If shareholders approve the De-Registration Proposal, the Company will implement the De-Registration Proposal. If the De-Registration Proposal fails to achieve shareholder approval, the Company will continue to be regulated under the 1940 Act.

IMPLEMENTATION OF THE DE-REGISTRATION PROPOSAL

The existing investment policies of the Company would remain fundamental, as required by the 1940 Act, until the Company receives a Deregistration Order, at which time the Company’s operations would no longer be governed by these fundamental investment restrictions.

Deregister as an investment company. Since less than 40% of the value of the Company’s total assets (exclusive of government securities and cash) constitutes “investment securities” (as defined in Section 3(a) of the 1940 Act), the Company intends to file an application with the SEC for a Deregistration Order. After reviewing the application, the SEC can require the Company to supply additional information, which may result in one or more amendments to the application. The SEC can, on its own motion or on the motion of any interested party, order a public hearing on the application. It cannot be stated with certainty whether the SEC will grant the Company’s application, and the Company anticipates that it may take several months or longer from the date of filing of the application to obtain a Deregistration Order. Until the SEC issues a Deregistration Order, the Company will continue to be registered as an investment company and will continue to be restricted by its fundamental investment objectives. After issuance of a Deregistration Order, the 1940 Act will no longer apply to the Company’s affairs and its fundamental investment objective and investment restrictions will become subject to the discretion of the Board, which will be solely responsible for determining the investment focus of the Company. Although the fundamental investment objective will no longer be controlling, the Company currently intends to continue to operate to provide a high level of income and capital appreciation.

Become an operating company. Upon effectiveness of the Deregistration Order, the Company will become an operating company. As an operating company, the Company will not have filing obligations under the 1940 Act and will not be required to issue periodic reports to shareholders. Nevertheless, the Company still intends to issue quarterly and annual financial statements to shareholders.

Policies

The Board must approve operating and regulatory policies for the Company. The Board may, in its discretion, revise or waive such policies from time to time in response to changes in market conditions or business opportunities without shareholder approval.

Capital and Leverage Policies

As a closed-end fund, the Company is subject to the provisions of the 1940 Act that limit borrowings to an amount equal to one-third of its total assets. After issuance of a Deregistration Order, the Company will not be subject to that borrowing limitation. Assuming the De-Registration Proposal is approved, the Company reserves the right to employ leverage from time to time (including, but not limited to, property mortgages, seller financing, the issuance of preferred stock, and the like) in amounts the Board deems appropriate.

CERTAIN OTHER CHANGES AS A RESULT OF THE DE-REGISTRATION AS A 1940 ACT COMPANY

The proposed conversion from an investment company to an operating company involves a number of changes. The following highlights certain key areas not previously discussed where differences will exist.

Changes in Financial Reporting and Accounting

The difference in the regulatory framework of the Company as a Registered Investment Company and an operating company will impact the accounting methods of the Company. The Company believes that the accounting impact of the change in corporate form from an investment company to an operating company should be treated as a change in accounting principle in accordance with Financial Accounting Standards Board Accounting Standards Codification 250, Accounting Changes and Error Corrections and that applicable guidance requires a cumulative effect adjustment as of the date of the accounting change.

Accordingly, until the issuance of a Deregistration Order, the Company will continue to issue semi-annual reports to shareholders in the same manner as currently, which will include a balance sheet and a schedule of portfolio investments. Currently, 100% of the Company’s portfolio is valued using Level 3 inputs (significant unobservable inputs including the Company’s own assumptions in determining the fair value of investments). Once the Company has received the Deregistration Order, it will prepare financial in accordance with Generally Accepted Accounting Principles for operating companies. After issuance of a Deregistration Order, the Company will issue annual and quarterly reports to shareholders.

Changes to Rights of Shareholders

As a registered investment company, the Company is subject to the provisions of, and the rules and regulations under, the 1940 Act, which impose restrictions on its business and investment activities. After issuance of a Deregistration Order, the Company will not be registered under the 1940 Act and, thus, its shareholders will not be afforded certain regulatory protections, including those that require: restrictions on borrowing and issuing senior securities; prohibition of certain transactions with affiliates; filing of a registration statement containing fundamental investment policies and shareholder approval of changes to such policies; dividend distributions and share repurchases conforming to certain rules; every share of common stock the Company issues to be voting stock with voting rights equal to those of every other outstanding voting stock; banks or broker dealers to maintain custody of assets; and fidelity bonding.

Required Vote for Proposal No. 1

Vote Required and the Board’s Recommendation

Under the 1940 Act, the Company may not change its business from an investment company to an operating company without the affirmative vote of the lesser of (a) 67% of the Company’s outstanding voting securities present at the Meeting, if the holders of more than 50% of the Company’s outstanding voting securities are present in person or represented by proxy, or (b) more than 50% of the Company’s outstanding voting securities on the record date.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTOR, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE DE-REGISTRATION PROPOSAL

PROPOSAL NO. 2:

ELECTION OF DIRECTORS

It is proposed that stockholders of MILC consider the election of the following Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Mr. Lesser and Mr. McTavish currently serves as a Director of MILC and Mr. Greene is a nominee.

David H. Lesser

Kevin McTavish

Roger Greene

Each Nominee has consented to being named in this Proxy Statement and has agreed to continue to serve as a director if elected. Biographical information about each Nominee and other information relevant to the Nominees and the ownership and governance of the Company is set forth below. The address of each Nominee is in care of the Company at 301 Winding Road, Old Bethpage, New York 11804.

The persons named as proxies on the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for election to office. It is not contemplated that any Nominee will be unable to serve as a director for any reason but, if such a reason should arise as to any Nominee or Nominees prior to the Meeting, the is proxy holders shall be authorized to substitute another person or persons of their choice as nominee or nominees.

One of the Nominees, Mr. Lesser, is an “Interested Persons” of the Company, as defined in the Investment Company Act of 1940 (the “1940 Act”). The remaining two Nominees are “disinterested” or “independent.” As independent directors, the two disinterested directors will play a critical role in overseeing Company operations and policing potential conflicts of interest between the Company, its officers and service providers.

Historically, the Company has reimbursed directors for their expenses relating to Board service and paid remuneration to directors and officers, although it has not had a bonus, pension, profit-sharing or retirement plan. The Board has determined to pay the disinterested members of the Board $4,000 per annum and to reimburse them for expenses related to attending Board meetings and their participation as members of the Board. In addition, the Company has one officer: Mr. Lesser, who serves as CEO, Treasurer and Secretary. The Board has determined to pay Mr. Lesser base compensation at an annual rate of $120,000 in cash. In addition, Mr. Lesser is entitled to incentive based compensation as determined by the Compensation Committee of the Board. Effective January, 2018, the Board determined to pay Mr. Lesser $120,000 related to his role as CEO of Millennium HI Carbon LLC, a wholly owned subsidiary of MILC. The foregoing remuneration and compensation amounts and expense reimbursement policy went into effect as of October 4, 2013 and apply on an ongoing basis unless and until modified by the Board. The Board expects to review these amounts and policies when appropriate based on activities of the Company. The aggregate amount of compensation paid to each Nominee by the Company for the fiscal year ended December 31, 2019 is disclosed below under “The Nominees – Nominees’ Compensation”.

The Nominees and Officer

Name, Age, Address(a)	Positions with Company(b)	Term of Office, Length of Service	Principal Occupations, Past Five Years	Number of Funds in MILC Complex(c) Overseen by Nominee	Other Public Directorships Held by Nominee, Past Five Years(d)
David H. Lesser, 54	Interested Director(e), Chairman of the Board of Directors, CEO, Secretary, Treasurer	Took office October 3, 2013 by means of written consent of majority of stockholders	Chairman and CEO of Millennium Investment & Acquisition Company (OTC Pink: MILC) since 2013 Chairman and CEO of Power REIT (NYSE MKT: PW) since 2011 President of Hudson Bay Partners, LP since 1995 CEO of IntelliStay Hospitality Management, LLC since 2015 President of IntelliGen Power Systems, LLC since 2011 President of DHL Realty since 1995	1	Chairman of Power REIT (NYSE MKT: PW)
Kevin McTavish, 63	Independent Director	Took office on June 9, 2015.	Managing Partner Summit Capital Partners, LP 1998 – Present Santa Barbara, CA Managing Director Europe - Westport Capital Partners UK, LLP Sept. 2016 – Sept. 2019 London, United Kingdom Principal & Chief Operating Officer Colony Capital, Inc. 1995 – 2003	1
Roger Greene, 65	Nominee for Independent Director	Nominee	CEO - Marquette Partners, Inc./Marquette Advisors, Inc. 2003 – present Managing Director - Canons Park Advisors 2014-2019 CEO, director - Brattle Street Investment Company August 2019 to present Director - Patient Home Monitoring Company 2010 to 2017	1

(a) The address of each Nominee is in care of the Company at 301 Winding Road, Old Bethpage, New York 11804.

(b) “Independent Directors” are directors who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act) of MILC and “Interested Directors” are directors who are, or are being treated by the Company as, “Interested Persons” of MILC.

(c) The term “Fund Complex” refers to MILC and no other registered investment companies.

(d) “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

(e) Mr. Lesser is an “Interested Person” by virtue of his position as an officer of MILC.

Nominees’ Qualifications. The Company believes that each Nominee is competent to serve as a director of the Company because of his overall individual merits, including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Company does not believe that any one factor is determinative in assessing a Nominee’s qualifications, but that the collective experience of each Nominee makes him highly qualified to serve.

Mr. Lesser (Age: 54) has over 35 years of experience in financial services, accounting, valuation and businesses experience. In addition to serving as Chairman and CEO of the Company, Mr. Lesser also serves as Chairman and CEO of Power REIT (NYSE American: PW) since 2011. In addition, he is the President of Hudson Bay Partners, LP (“HBP”), an investment firm focused primarily on real estate-related and alternative energy opportunities since its inception in 1996; Co-Founder and CEO of IntelliStay Hospitality Management, LLC; President of DHL Realty, Inc.; and President of IntelliGen Power Systems, LLC. Previously, Mr. Lesser was a Director of Investment Banking at Merrill Lynch & Co.

Mr. Lesser holds a Masters of Business Administration (M.B.A.). from Cornell University and a B.S. in Applied Economics and Management from Cornell University.

We believe Mr. Lesser’s extensive investment experience and experience with public companies make him well qualified to continue serve as a director of MILC.

Kevin McTavish (Age: 62) has over 30 years experience in real estate investing including development, distressed debt, and bankruptcies for several widely recognized real estate funds. Mr. McTavish currently serves as Managing Partner of Summit Capital Partners, LP which he founded in 1998. From 2016 – 2019, Mr. McTavish was a Managing Director of Westport Capital Partners UK, LLP where he led efforts to invest in real estate and real estate related debt & securities throughout Europe for Westport Capital Partners LLC. Westport Capital Partners LLC is an independent investment advisor, specializing in opportunistic and core real estate investing on behalf of a broad institutional client base of investor-partners. Mr. McTavish also currently serves as Chairman of the Board for Institutional Real Estate, Inc. (IREI). Additionally, from 2003-2007 he served as a member of the Board of Directors of Lodgian, Inc. a publicly traded hotel company. At Lodgian he was Chairman of both the Compensation & Nominating Committees as a member of the Audit Committee. From 1995 - 2003 Mr. McTavish was a Principal at Colony Capital, LLC. He was a member of Investment Committee and Major Asset Review Committee. Colony has invested in and manages nearly $60 billion in real estate assets. As Chief Operating Officer he oversaw the 50 person asset management group responsible for more than 1,000 real estate assets comprising several billion dollars. From 1998-2002 he led Colony’s efforts in establishing offices in Japan & Korea. Additional responsibilities at Colony included Chairman of Aman Resorts and LaHotel Corporation (owner of the L’Ermitage Hotel in Beverly Hills, CA). He was an active member of the Board of Directors for publicly traded Verado Holdings, Inc. – an investment made with Texas Pacific Group and the Donald Sturm Group. Prior to Colony he was a founder of Brazos Asset Management (later renamed Lone Star Opportunity Fund) for the Robert Bass Group.

Mr. McTavish holds an M.B.A. in Real Estate from The Wharton School of Business and a B.S. from the United States Naval Academy (Superintendent’s List, 1980).

We believe Mr. McTavish’s experience related to investments, management and operations makes him well qualified to continue to serve as a director of MILC.

Roger Greene (Age: 65) has more than 25 years of experience advising firms in the life sciences, technology and real estate investment arena. He has been CEO of Marquette Partners (and its predecessor Marquette Advisors) since 2003 and was Managing Director of Canons Park Advisors from 2014-2019. He has acted as an advisor to numerous firms involved in acquisitions and repositioning business strategies, with emphasis in the healthcare services and life sciences sector. This work included service as a director of Patient Home Monitoring from 2010 to 2017 as the company acquired businesses and then split into VieMed (Toronto Stock Exchange) and Protech Home Medical (Toronto Venture Exchange). In August 2019, Mr. Greene was appointed to serve as director and CEO of Brattle Street Investment Company as the company seeks new opportunities in the life sciences sector. Mr. Greene has served as general counsel to technology and real estate investment firms, including managers for Brazos and Lone Star Funds, which acquired and sold billions of dollars in assets.

Mr. Greene holds a Bachelor of Arts degree in economics from Harvard College and a law degree from Harvard Law School.

We believe Mr. Greene’s experience related to investments, management, law and operations makes him well qualified to continue to serve as a director of MILC.

Nominees’ Stock Ownership. The table below indicates the dollar range of each Nominee’s ownership of MILC common stock as of December 31, 2019.

Name	Dollar Range of Equity Securities of MILC	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Director in Family of Investment Companies
David H. Lesser	Over $100,000	N/A
Kevin McTavish	None	N/A
Roger Greene	None	N/A

As of December 31, 2019, no Independent Directors or any of their immediate family members (spouse, child residing in household and certain dependents), beneficially owned any interests in MILC, an investment adviser of MILC, a principal underwriter of MILC or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with MILC, an investment adviser of MILC or a principal underwriter of MILC.

Nominees and Officer Compensation. The aggregate amount of compensation paid to each Nominee by MILC as for the fiscal year ended December 31, 2019 was as follows:

Name	Aggregate Compensation from MILC AND AFFILIATES	Pension or Retirement Benefits Accrued as Part of MILC Expenses	Estimated Annual Benefits from MILC upon Retirement	Total Compensation from MILC and MILC Complex Paid to Directors
David H. Lesser	$240,000	None	None	$240,000
Kevin McTavish	$4,000	None	None	None
Roger Greene	None	None	None	None

Currently, the Company pays its Independent Directors an annual fee of $4,000. The companesation for David H. Lesser, our Chairmand and CEO has been set at $10,000 from each of the Company and its wholly owned subsidiary (MHC). These amounts will be reviewed periodically and may change based on the required commitment of the Independent Directors. The Company does not currently have an Equity Incentive Plan.

The Board

Board Leadership Structure. David H. Lesser has served as Chairman of the Board since October 3, 2013. He is an Interested Person of the Company as defined in section 2(a)(19) of the 1940 by virtue of his position as an officer of the Company. The Chairman is typically responsible for (a) chairing Board meetings, (b) setting the agendas for those meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. Since October 3, 2012, Mr. Lesser has also served as the CEO of the Company. Generally, the Company believes it best to have a single leader who is seen by stockholders, business partners and other stakeholders and counterparties as providing strong leadership. In addition to the foregoing roles, since October 3, 2013 Mr. Lesser has served as Company Secretary and Treasurer.

Audit Committee. The board of MILC has established an Audit Committee which is chaired by Mr. McTavish and which will include Mr. Greene as a member if he is elected as a member of the Board. The Audit Committee does not currently have a Financial Expert.

Nominating and Compensation Committee. The board of MILC has established a Nominating Committee and Compensation which is chaired by Mr. McTavish and which will include Mr. Greene as a member if he is elected as a member of the Board.

The Independent Directors include Messrs. Kevin McTavish and Roger Greene (assuming he is elected as a member of the Board). We use the standard established by New York Stock Exchange to determine independence. Governance guidelines provide that the Independent Directors will meet in executive session at each Board meeting and no less than annually.

The Company believes that its Chairman, together with the Audit Committee, the Compensation Committee, the Nominating Committee, the Independent Directors and the full Board of Directors, provide effective leadership to serve the interests of stockholders.

The Company does not have a lead independent director, which the Company believes is appropriate given (i) its belief that its Chairman, together with the respective committees, the Independent Directors and the full Board of Directors, provide effective leadership to serve the interests of stockholders; (ii) the fact that the Independent Directors will meet in executive session at each Board meeting and no less than annually; and, (iii) the fact that the Board will have only three members and therefore, in the Company’s view, does not need additional structural mechanisms in order to help ensure free and open communication among all the directors.

Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly, and on an ad hoc basis when necessary, engages in risk management reviews and discussions and receives compliance and other reports from its relevant service providers. In addition, in its role, the audit committee considers financial and reporting risks and raises them with the full Board when necessary. The Board believes that its oversight of material risks is adequately maintained.

Board Meetings. During the fiscal year ended December 31, 2019, the Board held three meetings and on one other occasion took action by written consent. During 2019, each current member of the Board of Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all meetings of committees of the Board of Directors on which such member served that were held during the period in which such director served.

Attendance at Stockholders’ Meetings. MILC does not have a formal policy regarding directors’ attendance at annual meetings of the Company’s stockholders.

Audit Committee. The Company has a standing audit committee comprised of the directors who are not “Interested Persons” of the Company as defined in the 1940 Act. The Company’s audit committee, met once during the Company’s the fiscal year ended December 31, 2019. The function of the audit committee is (1) to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and (2) to assist in the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Company’s independent registered public accounting firm. A copy of the Company’s audit committee charter, which describes the audit committee’s purposes, duties and powers, is available on our website: www.millinvestment.com.

Nominating and Compensation Committee. There is no legal requirement for an investment company that does not have securities listed on a national stock exchange to have a nominating or compensation committee but one committee including both was established by the Company during 2008. The Company’s Nominating and Compensation Committee, met once during the Company’s fiscal year ended December 31, 2019. The Committee is to act on behalf of the Board of Directors with respect to the compensation of the Company’s officers and board members, and relating to and including management development and succession plans. The Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing from time to time the size and composition of the Board and Board committees, identifying individuals for nomination as directors and filling vacancies on the Board of Directors. A copy of the Company’s nominating and compensation committee charter, which describes the committee’s purposes, duties and powers, is available on our website: www.millinvestment.com.

Company security holders are welcome to recommend director nominees to the Company, and may do so by communicating with the Chairman of the Board or any other Board member in the manner described under “Other Matters”, below.

Beneficial Ownership of Shares

This section sets forth information for MILC regarding the beneficial ownership of its shares as of June 8, 2020, by the Nominees of MILC owning shares on such date and by any stockholders owning 5% or more of MILC’s outstanding shares.

As of August 11, 2020, MILC’s directors and executive officers, as a group, beneficially owned approximately 21.78% of MILC’s outstanding common stock, and each beneficially owned MILC common stock as follows:

Name	Shares of Common Stock Owned	Percentage of Common Stock Owned
David H. Lesser*(a)	2,386,481	21.78	/%
Jesse Derris**	None	None
Kevin McTavish	None	None
All directors and executive officers as a group	2,386,481	21.78%

*Interested Director of MILC. Each other director named is an Independent Director of MILC.

** Mr. Derris has elected to not stand for re-election

(a) includes shares owned directly by David H. Lesser and shares held indirectly by David H. Lesser through a 100% owned limited partnership.

Based on information provided by MILC’s transfer agent, on August 11, 2020, Cede & Co. held of record approximately 74.16%, and David H. Lesser and his affiliates held of record approximately 19.38% of the outstanding common stock of MILC and no other person held of record 5% or more of the outstanding shares of common stock of MILC. Based on information obtained by reviewing public filings required by the SEC on Forms 3, 4 and 5 and Schedules 13D and 13G, persons beneficially owning 5% or more of MILC’s common stock have reported their ownership of MILC shares as indicated below. Unless otherwise indicated, to our knowledge, each person named below has sole voting and investment power with respect to the shares beneficially owned by it, except to the extent authority is shared by spouses under applicable law or as otherwise disclosed in their respective public filings.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Beneficial Ownership
David H. Lesser	2,386,481	21.78%
Sanlam Investment Holdings Ltd(1)	1,360,391	16.55%
Greensprings Capital LP(2)	777,261	7.1%

(1)	Based on information contained in a Schedule 13D/A jointly filed on April 9, 2010, by Sanlam Investment Holdings Ltd, Sanlam International Investment Partners Limited, and Sanlam Limited who share voting and investment control over these securities.
(2)	Based on information contained in a Schedule 13G filed on January 21, 2020, by Greensprings Capital LP, who share voting and investment control over these securities.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2019 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Code of Conduct

We have adopted a code of conduct that applies to all officers, directors and employees, including those officers responsible for financial reporting. The full text of the code of conduct is posted on our website at www.millinvestment.com. If we make any substantive amendments to the code of conduct or grant any waiver from a provision of the code of conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Related Party Transactions

Subject to applicable restrictions under the 1940 Act, MILC may from time-to-time enter into transactions with a director, officer or employee, or transactions in which such a person (or one or more of such person’s family members, household members or entities with which such person is affiliated or by which such person is employed) has a direct or indirect material financial interest; provided, however, that in each such case such interests shall have been disclosed to the directors of MILC and a majority of the disinterested directors shall have approved such transaction as being on terms substantially equivalent to those reasonably to be expected in a similar, arm’s-length transaction with an unrelated party, and in the interests of MILC.

Commencing September 2016, the Board approved payment to an entity affiliated with the CEO of the Company, Mr. Lesser, to reimburse such entity for accounting and administrative functions at a rate of $750 per month for each of Millennium Investment & Acquisition Company and Millennium HI Carbon LLC. During 2019, the total amount paid to such affiliate of Mr. Lesser was $18,000.

Required Vote for Proposal No. 2

The vote of the holders of a majority of the common stock present, whether in person or by proxy, decides the question before the meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES.

PROPOSAL NO. 3:

RATIFICATION OF THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

It is proposed that the stockholders of the Company ratify the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2020. Ratification of the appointment of Tait, Weller & Baker LLP (“TW”) by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the annual meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

The 1940 Act requires that the Company’s independent registered public accounting firm (the “independent auditors” or the “auditors”) be selected by a majority of those directors who are not “Interested Persons” (as defined in the 1940 Act) of the Company. The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the Company’s independent auditors. The Company’s Audit Committee approved, and the Company’s Board, including a majority of those directors who are not “Interested Persons” of the Company, ratified and approved the selection of Tait, Weller & Baker LLP (“TW”) as the Company’s independent auditors for the fiscal year ending December 31, 2020. The Company seeks the ratification of the stockholders of this selection.

TW is a national accounting firm that has acted as independent auditors of the Company since performing the audit of the financial statements for the fiscal year ended December 31, 2019.

The following chart reflects fees paid to TW by the Company during the Company’s last two fiscal years. All services provided by TW were pre-approved as required.

	2019	2018

Audit Fees	$20,000	$20,000
Audit Related Fees (1)	6,000	7,500
Tax Fees (2)	9,175	8,675

(1)	Fees paid to Scalar LLC for third party valuation services in connection with annual audit
(2)	Fees paid to BDO USA, LLP for tax return preparation

Ratification of the appointment of TW by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2020 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

The Company’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of TW’s engagements for non-audit services relating to the Company without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining TW’s independence. The Policy and the services covered are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary. The Company’s Audit Committee has considered whether the provision of non-audit services that did not require pre-approval is compatible with maintaining TW’s independence.

TW reported no material concerns to the Audit Committee or Company management during the course of the audit and the preparation of the audited financial statements for the Company’s 2019 Annual Report to Stockholders.

A representative of Tait Weller will be in attendance at the annual meeting via conference call to respond to appropriate questions and to make a statement if they desire to do so.

Required Vote for Proposal No. 3

The vote of the holders of a majority of the common stock present, whether in person or by proxy, is required in order to approve this proposal.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTOR, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE AUDITORS.

OTHER MATTERS

The Company’s Board is not aware of any other matter that may come before the meeting. However, should any such matter or matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter or matters.

Proposals that stockholders wish to include in the Company’s proxy statement for the Company’s next annual meeting of stockholders must be sent to and received by the Company no later than June 30, 2021 at the principal executive office of the Company, 301 Winding Road, Old Bethpage, New York 11804, Attention: Secretary of the Company.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement. This practice is known as “householding.” If you did not respond that you did not want to participate in householding, then you were deemed to have consented to householding, and your broker or bank will be sending only one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717. In all events, if you did not receive an individual copy of this proxy statement or our annual report, and wish to do so, we will send you such a copy or copies if you send a written request to us at our principal executive offices, Attention: Investor Relations, or telephone us at (212) 750-0371. If your household is receiving multiple copies of our annual report and proxy statement, you can request householding by contacting us in the same manner.

Stockholders who wish to communicate with directors should send communications to the attention of the Secretary of the Company, 301 Winding Road, Old Bethpage, New York 11804. Communications will be directed to the director or directors indicated in the communication or, if no director or directors are indicated, to the chairman of the Board.

On March 4, 2020 the Company filed with the SEC its annual report on Form N-CSR for the year ended December 31, 2019. Such annual report is available from the SEC’s website at www.sec.gov. If desired, a hard copy is available to shareholders, without charge, upon written request to our principal executive offices, Attention: Investor Relations.

VOTING INFORMATION

To vote, please:

●	complete, date and sign the enclosed form of proxy and mail it in the enclosed postage-paid envelope, or

●	use the Internet to access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page, or

●	use a touch-tone telephone to call, toll-free, 1-800-PROXIES (1-800-776-9437) in the United States, or +1-718-921-8500 from outside the United States, and follow the instructions. Have your proxy card available when you call.

If you are a holder of record or registered shareholder and do not appoint and instruct proxies by voting over the Internet, by telephone or by marking, signing, dating and returning the white proxy card, then in order to vote you must attend the meeting in person in order to vote.

If you do not hold our common shares in your own name, but instead hold your interest in our shares through one or more intermediaries, such as a bank or broker (in many cases referred to as owning shares “in street name”), then you are considered a holder of a beneficial interest in our common shares, or a “beneficial owner”, and you will be able to vote the shares in which you hold your interest through those intermediaries. An intermediary will forward our proxy materials to you and provide to you instructions as to how to vote the shares held by you.

The Company will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Company may pay persons holding shares of the Company in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by fax or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Company’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), then the Company’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, and such abstentions will also constitute a vote “against” each of the proposals, because of the particular voting standards applicable to those proposals, as disclosed above.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Company, in care of the Company’s transfer agent, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED ENVELOPE.

Dated: ____, 2020

EXHIBIT A

REPORT OF THE AUDIT COMMITTEE

IN RESPECT OF THE COMPANY’S AUDITED FINANCIAL STATEMENTS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019

MILLENNIUM INDIA ACQUISITION COMPANY, INC.

(formerly known as MILLENNIUM INDIA ACQUISITION COMPANY, INC.) (“MILC”)

The audit committee oversees MILC’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of MILC’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee received the written disclosures and the letter from Tait Weller (“TW”) required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to TW’s independence from MILC, and has discussed with the independent auditors the auditors’ independence from management and MILC including the auditors’ letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors’ independence and whether the independent registered public accounting firm’s provision of non-audit services to MILC is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from MILC and its management.

The committee discussed with the independent auditors the overall scope and plan for the audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of MILC’s internal controls, and the overall quality of MILC’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements for MILC be included in MILC’s Annual Report to Stockholders for the year ended December 31, 2019.

Kevin McTavish, Audit Committee Chairman

ANNUAL MEETING OF STOCKHOLDERS OF

# MILLENNIUM INVESTMENT & ACQUISITION COMPANY, INC.

## (formerly known as Millennium India Acquisition Company, Inc.)

**September 28, 2020 at 10:00 a.m. local time**

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online/phone until 11:59 PM EST the day before the meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**IN PERSON** - You may vote your shares in person by attending the Annual Meeting.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

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**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:**
The Notice of Meeting, proxy statement and proxy card are available at www.SEC.gov

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20333300000000000000 0    092820

**THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:**
**This proxy will be voted as specified below with respect to the following proposals.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ David H. Lesser
○ Roger Greene
○ Kevin McTavish

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1. Approval to De-Register as a Registered Investment Company with the Securities and Exchange Commission under the 1940 Act. | ☐ | ☐ | ☐ |
| 3. To ratify the Board's selection of Tait Weller & Baker LLP as independent auditors of the Company. | ☐ | ☐ | ☐ |
| 4. To transact such other business as may properly come before the meeting, or any adjournments thereof. | ☐ | ☐ | ☐ |

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

The undersigned stockholder of Millennium Investment & Acquisition Company, Inc. (the "Company") hereby appoints David H. Lesser as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Company standing in the name of the undersigned at the close of business on August 21, 2020 at the Annual Meeting of Stockholders to be held at 301 Winding Rd. Old Bethpage, NY 11804 commencing at 10:00 a.m. local time on Monday, September 28, 2020; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on each proposal as more fully described in the Proxy Statement for the meeting.

**(Continued and to be signed on the reverse side)**

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